Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2012-3

Final Pool as of the Cutoff Date

4/3/2013

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total

Aggregate Principal Balance (1)	$507,283,751.93	$653,674,379.16	$1,160,958,131.09

Number of Automobile Loan Contracts	23,186	46,422	69,608

Percent of Aggregate Principal Balance	43.70%	56.30%	100.00%

Average Principal Balance	$21,878.88	$14,081.13	$16,678.52
Range of Principal Balances	($370.39 to $70,241.25)	($250.30 to $63,758.24)	($250.30 to $70,241.25)

Weighted Average APR (1)	12.12%	15.49%	14.01%
Range of APRs	(3.90% to 25.69%)	(2.90% to 29.99%)	(2.90% to 29.99%)

Weighted Average Remaining Term	68	62	64
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )	(3 to 72 months )

Weighted Average Original Term	72	69	71
Range of Original Terms	(24 to 72 months )	(18 to 72 months )	(18 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)

	Less than 215	11.38%
	215-224	14.70%	Less than 540	30.25%
	225-244	35.76%	540-599	47.74%
	245-259	21.24%	600-659	19.94%
	260 and greater	16.92%	660 and greater	2.07%

Weighted Average Score	240		565

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2012-3

Final Pool as of the Cutoff Date

4/3/2013

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1.000% to 1.999%	$0.00	0.00%	0	0.00%
2.000% to 2.999%	19,697.59	0.00%	1	0.00%
3.000% to 3.999%	156,879.73	0.01%	7	0.01%
4.000% to 4.999%	588,314.17	0.05%	21	0.03%
5.000% to 5.999%	7,410,126.03	0.64%	264	0.38%
6.000% to 6.999%	13,142,516.73	1.13%	563	0.81%
7.000% to 7.999%	41,963,056.22	3.61%	1,501	2.16%
8.000% to 8.999%	54,264,007.86	4.67%	2,439	3.50%
9.000% to 9.999%	101,033,003.87	8.70%	4,327	6.22%
10.000% to 10.999%	80,593,127.26	6.94%	3,990	5.73%
11.000% to 11.999%	148,800,934.10	12.82%	7,154	10.28%
12.000% to 12.999%	86,924,782.79	7.49%	5,049	7.25%
13.000% to 13.999%	78,764,089.33	6.78%	4,919	7.07%
14.000% to 14.999%	89,468,521.22	7.71%	5,718	8.21%
15.000% to 15.999%	83,447,049.30	7.19%	5,758	8.27%
16.000% to 16.999%	94,308,736.63	8.12%	6,559	9.42%
17.000% to 17.999%	79,779,768.92	6.87%	5,798	8.33%
18.000% to 18.999%	85,710,960.98	7.38%	6,509	9.35%
19.000% to 19.999%	40,664,169.15	3.50%	3,142	4.51%
20.000% to 20.999%	30,505,330.21	2.63%	2,372	3.41%
21.000% to 21.999%	22,718,851.70	1.96%	1,870	2.69%
22.000% to 22.999%	10,654,927.48	0.92%	829	1.19%
23.000% to 23.999%	6,383,150.95	0.55%	505	0.73%
24.000% to 24.999%	2,870,825.81	0.25%	250	0.36%
25.000% to 25.999%	538,792.91	0.05%	44	0.06%
26.000% to 26.999%	191,053.27	0.02%	14	0.02%
27.000% to 27.999%	36,458.87	0.00%	3	0.00%
28.000% to 28.999%	9,981.78	0.00%	1	0.00%
29.000% to 29.999%	9,016.23	0.00%	1	0.00%

TOTAL	$1,160,958,131.09	100.00%	69,608	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2012-3

Final Pool as of the Cutoff Date

4/3/2013

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)

Alabama	$19,457,460.33	1.68%	1,210	1.74%
Alaska	1,956,194.48	0.17%	106	0.15%
Arizona	24,991,032.85	2.15%	1,427	2.05%
Arkansas	12,081,508.73	1.04%	731	1.05%
California	96,766,599.14	8.34%	5,463	7.85%
Colorado	21,182,446.50	1.82%	1,235	1.77%
Connecticut	7,630,294.50	0.66%	475	0.68%
Delaware	4,468,504.83	0.38%	288	0.41%
District of Columbia	2,248,496.80	0.19%	117	0.17%
Florida	97,030,203.06	8.36%	6,035	8.67%
Georgia	46,652,354.94	4.02%	2,714	3.90%
Hawaii	3,885,901.44	0.33%	242	0.35%
Idaho	2,315,453.85	0.20%	145	0.21%
Illinois	41,806,153.29	3.60%	2,602	3.74%
Indiana	31,894,973.73	2.75%	2,011	2.89%
Iowa	6,227,197.29	0.54%	375	0.54%
Kansas	5,605,108.26	0.48%	328	0.47%
Kentucky	17,149,010.24	1.48%	1,238	1.78%
Louisiana	29,911,582.97	2.58%	1,481	2.13%
Maine	4,062,231.66	0.35%	279	0.40%
Maryland	29,728,415.94	2.56%	1,627	2.34%
Massachusetts	18,772,058.63	1.62%	1,215	1.75%
Michigan	29,233,728.23	2.52%	2,028	2.91%
Minnesota	10,655,210.44	0.92%	641	0.92%
Mississippi	15,741,671.78	1.36%	952	1.37%
Missouri	16,405,946.02	1.41%	994	1.43%
Montana	3,233,383.13	0.28%	162	0.23%
Nebraska	2,634,881.89	0.23%	177	0.25%
Nevada	10,279,627.21	0.89%	606	0.87%
New Hampshire	4,402,585.40	0.38%	278	0.40%
New Jersey	20,245,977.19	1.74%	1,349	1.94%
New Mexico	15,003,517.44	1.29%	765	1.10%
New York	36,293,872.53	3.13%	2,427	3.49%
North Carolina	36,241,401.13	3.12%	2,299	3.30%
North Dakota	1,869,396.56	0.16%	97	0.14%
Ohio	50,884,626.29	4.38%	3,719	5.34%
Oklahoma	15,719,662.47	1.35%	840	1.21%
Oregon	6,632,258.79	0.57%	454	0.65%
Pennsylvania	48,310,827.80	4.16%	3,292	4.73%
Rhode Island	2,043,927.11	0.18%	137	0.20%
South Carolina	15,101,131.86	1.30%	953	1.37%
South Dakota	1,971,638.47	0.17%	116	0.17%
Tennessee	23,188,650.59	2.00%	1,500	2.15%
Texas	197,576,197.01	17.02%	10,169	14.61%
Utah	5,260,886.48	0.45%	286	0.41%
Vermont	1,510,945.24	0.13%	95	0.14%
Virginia	22,440,976.69	1.93%	1,336	1.92%
Washington	13,295,854.31	1.15%	767	1.10%
West Virginia	12,586,096.18	1.08%	756	1.09%
Wisconsin	13,082,909.00	1.13%	890	1.28%
Wyoming	3,091,838.55	0.27%	147	0.21%

Other (3)	195,321.84	0.02%	32	0.05%

TOTAL	$1,160,958,131.09	100.00%	69,608	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2012-3

Final Pool as of the Cutoff Date

4/3/2013

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	25.62%
	100-109	23.29%
	110-119	23.79%
	120-129	17.35%
	130-139	8.07%
	140-149	1.65%
	150 and greater	0.23%

Weighted Average Wholesale LTV	110%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2012-3

Final Pool as of the Cutoff Date

4/3/2013

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
BMW	$11,689,421.54	1.01%	566	0.81%
Buick (4)	15,547,363.95	1.34%	798	1.15%
Cadillac (4)	15,219,233.78	1.31%	781	1.12%
Chevrolet (4)	356,309,382.12	30.69%	18,002	25.86%
Chrysler	36,910,625.70	3.18%	2,819	4.05%
Dodge	111,265,873.71	9.58%	6,840	9.83%
Ford	107,408,727.49	9.25%	7,326	10.52%
GMC (4)	53,981,871.34	4.65%	2,238	3.22%
Honda	33,582,509.23	2.89%	2,270	3.26%
Hyundai	38,006,464.57	3.27%	2,552	3.67%
Jeep	35,896,098.23	3.09%	2,295	3.30%
Kia	61,269,994.06	5.28%	4,135	5.94%
Mazda	16,552,385.41	1.43%	1,158	1.66%
Mercedes	14,817,882.67	1.28%	681	0.98%
Mitsubishi	14,157,947.41	1.22%	1,000	1.44%
Nissan	92,797,687.70	7.99%	5,827	8.37%
Toyota	59,846,754.74	5.15%	3,747	5.38%
Volkswagen	14,576,075.05	1.26%	938	1.35%
Other (3)	71,121,832.39	6.13%	5,635	8.10%

Total	$1,160,958,131.09	100.00%	69,608	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.
(4)	The total Aggregate Principal Balance of all new GM vehicles is $271,237,916.18, or approximately 23% of the total pool.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$5,270,663.42	0.45%	353	0.51%
Full-Size Van/Truck	175,576,864.34	15.12%	7,729	11.10%
Full-Size SUV	60,763,447.49	5.23%	2,959	4.25%
Mid-Size Car	284,222,906.06	24.48%	18,652	26.80%
Mid-Size SUV	271,131,968.48	23.35%	15,655	22.49%
Economy/Compact Car	222,772,070.81	19.19%	15,562	22.36%
Compact Van/Truck	48,327,473.07	4.16%	3,689	5.30%
Sports Car	88,717,839.38	7.64%	4,820	6.92%
Segment Unavailable (4)	4,174,898.04	0.36%	189	0.27%

Total	$1,160,958,131.09	100.00%	69,608	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2012-3

Final Pool as of the Cutoff Date

4/3/2013

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,064,462,637.28	91.69%	55,678	79.99%
1	9,781,335.93	0.84%	1,397	2.01%
2+	86,714,157.88	7.47%	12,533	18.01%

Total	$1,160,958,131.09	100.00%	69,608	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,104,372,266.74	95.13%	62,017	89.09%
1	14,447,590.19	1.24%	2,022	2.90%
2+	42,138,274.16	3.63%	5,569	8.00%

Total	$1,160,958,131.09	100.00%	69,608	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,146,467,483.85	98.75%	67,662	97.20%
1	9,485,771.40	0.82%	1,300	1.87%
2+	5,004,875.84	0.43%	646	0.93%

Total	$1,160,958,131.09	100.00%	69,608	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.